Risks - Foreign currency sensitivity (Details) € in Thousands, £ in Thousands	12 Months Ended
	Dec. 31, 2022 EUR (€)	Dec. 31, 2022 GBP (£)	Dec. 31, 2021	Dec. 31, 2020
Risks
Revenue derived from sales in currency different from euro	39.00%		35.00%	35.00%
Percentage of increase in net result with change in USD rate	10.00%
Increase in net result with change in USD rate	€ 900
Rate for amount in EUR	€ 1
Percentage of decrease in net result with change in USD rate	10.00%
Decrease in net result due to USD depreciation	€ 700
Hedges in GBP | £		£ 800